September 9, 2013 Marianne Lake, Chief Financial Officer Barclays Global Financial Services Conference Exhibit 99.1

Agenda I. Performance overview II. Capital & Leverage III. Balance sheet IV. Interest rate impacts – Mortgage production – Earnings-at-risk (“EaR”) V. Credit update VI. Expense VII. Outlook 1

Performance summary
Note: Totals may not sum due to rounding
Note: LTM stands for last twelve months
1
See note 1 on slide 18
2
See note 2 on slide 18
3
See note 4 on slide 18
4
See note 3 on slide 18
5
1H13 includes the impact of final Basel 2.5 capital rules
6
Estimated impact of final Basel 2.5 Rules and Basel III Advanced NPR reflected in 2012, but not 2011. 1H13 includes the impact of Final Basel III capital rules issued July 2, 2013
7
Excludes Corp/PE loss for LTM as of 1H13 of $151mm from total revenue
CCB
48%
Lending and
deposit related
– CCB 5%
Lending and
deposit related
– other 6%
IB fees 11%
Principal
transactions
19%
Asset mgmt fees
– AM 13%
Asset mgmt fees –
other 12%
Securities gains
2%
Other 9%
Mortgage fees
13%
Credit card 10%
Including the impact of
final rules
2
$mm, excluding EPS
FY2011   FY2012   1H13
Revenue (FTE) $99,767  $99,890  $51,806
Credit Costs 7,574    3,385    664
Expense 62,911    64,729    31,289
Net income applicable to common stock $17,568  $19,877  $12,232
Reported EPS $4.48  $5.20  $3.19
ROTCE 15% 15% 17%
Return on Basel I RWA (excl. DVA) 1.5    1.7    1.8
Basel I Tier 1 common ratio
4,5
10.1    11.0    10.4
Basel III Tier 1 common ratio
4,6
7.9    8.7    9.3
Firmwide revenue – LTM as of 1H13 1,7
NIR represents 56% of revenue – LTM as of 1H13 NIR mix
1
2
3
1
Reported net income $18,976  $21,284  $13,025
JPMorgan Chase overview – Performance summary

Growing our fortress balance sheet
Shares
outstanding
(EOP)
3.7B 3.9B 3.9B 3.8B 3.4B
3.5B
1
Excludes legal reserves associated with mortgage-backed securities litigation
2
CAGR
3
Based on six months ended June 30, 2013, 2008 and 2003; excl. DVA, growth YoY would be 28%; see note 4 on slide 18
3.8B
3.8B
3
($B) 2006   1H13
Tangible common equity $65.4 $150.7
Basel I Tier 1 common 7.3% 10.4%
Loan loss reserve $7.3 $19.4
Repurchase reserve
1
$0.0 $2.5
EOP Deposits $638.8 $1,203.0
As of 1H13
Growth YoY 5Y
2
10Y
2
BVPS 8% 7% 9%
TBVPS 12% 12% 9%
EPS³
32% 22% 8%
Key metrics since FY2006
JPMorgan Chase overview – Performance summary

Key business drivers by LOB
JPMorgan Chase overview
1 LTM average deposits represents the day-weighted average of the 3Q12, 4Q12, 1Q13 and 2Q13 average deposits
2 LTM average VaR represents the day-weighted average of the 3Q12, 4Q12, 1Q13 and 2Q13 average VaR
3 Represents client deposits and other third-party liabilities
4 Represents total CIB trading and Credit Portfolio VaR
5 Chase ranked #4 by J.D. Power for customer satisfaction in retail banking among large bank peers
6 Based on 2Q13 earnings
7 1H13 rank of JPM markets revenue of 10 leading competitors based on reported information, excl. DVA
8 Source: Strategic Insights
1
1
1
1
CCB
#1 in customer satisfaction among the
largest banks by both J.D. Power 5 (Apr 13)
and the American Customer Satisfaction
Index (Dec 12)
Deposit growth 2x industry and fastest
amongst large cap banks 6
#2 in mortgage originations in 2Q13, up
from #5 in 2006
Record Card sales volume in 2Q13,
outpacing the industry
Auto originations up 17% in 2Q13 YoY
CIB
#1 in Global IB fees
#1 in Markets revenue share 7
CB
12 consecutive quarters of loan growth
AM
17 consecutive quarters of positive long-
term client flows
#1 in active managed mutual funds flows
YTD in the US, EMEA and Asia 8
2
4
Key drivers/statistics ($B, except where noted)
Key highlights
3
4
CAGR
2011 2012 1H13 LTM 2011-LTM
CBB Deposits (Avg) $360.8 $392.1 $427.0 $412.8 9.4%
Client inv. assets (EOP) 137.9 158.5 171.9 171.9
15.9%
Mortgage originations 145.6 180.8 101.7 200.2 23.7%
Card Sales volume 343.7 381.1 199.9 398.1 10.3%
Auto originations 21.0 23.4 13.3 25.1 12.6%
Loans (EOP) $114.1 $115.3 $110.8 $110.8 (1.9%)
Client deposits (Avg) 318.8 355.8 363.2 361.1 8.7%
AUC ($T, EOP) 16.9 18.8 18.9 18.9 8.0%
Average VaR ($mm) 76.0 96.0 51.0 82.7 N/M
Loans (EOP) $112.0 $128.2 $130.9 $130.9 11.0%
Deposits (Avg) 174.7 195.9 195.6 195.3 7.7%
AUM (EOP) $1,336 $1,426 $1,470 $1,470 6.6%
Long Term AUM Flows 51.0 58.0 55.0 84.0 39.5%
Loans (EOP) 57.6 80.2 86.0 86.0 30.7%
Deposits (Avg) 106.4 129.2 138.0 134.3 16.8%
CCB
CB
AM
CIB

Capital & Leverage
Buffer of 50+ bps above B3T1C and of 50 bps above SLR, reflects potential:
Capital volatility – RWA and AOCI
Capital Conservation or Leverage Buffer impacts to capital distributions – when fully phased-in
Firm SLR consistent with Tier 1 capital ratio requirements
Bank SLR  behind Firm SLR
More resources have been maintained at HoldCo to preserve firmwide flexibility
Majority of relevant off-balance sheet exposures held at the Bank
Targets to be achieved via a combination of actions
– Retain Bank earnings and potentially downstream capital from HoldCo
– Actions to reduce Bank leverage assets
Expect to resubmit CCAR in September
1 Corresponds to the Firm’s lead bank, JPMorgan Chase Bank, National Association
Increase in capital may impact return targets, but likely not proportionately, as we optimize
B3T1C ratio 2Q13 –
standardized approach: 9.7%
Leverage assets ~ 2x B3 RWA
5
Capital and Supplementary Leverage Ratio (“SLR”)
Estimated
2Q13 Comments
Basel III Tier 1 common ratio 9.3% Target of 10-10.5%
Basel III Tier 1 ratio 10.0% Target of 11.5%+
Firm SLR 4.7% Target of 5.5%+/-
Bank SLR
1
4.3% Target of 6%+
1

JPMorgan Chase fortress balance sheet
Note: Totals may not sum due to rounding
Note: For footnoted information, refer to slide 19
~$800B cash and high quality assets
60% loan-to-deposit ratio
10
HoldCo pre-funding
11
: greater than 24 months
Less than $40B wholesale ST unsecured debt
12
Wholesale
Consumer
$2,439B $2,439B
Goodwill
Other 7
Loans 4 $706B
Eligible securities
Cash¹
$341B
Unencumbered
marketable
securities³
Capital markets
liabilities
Capital markets
secured financing
$564B 8
Other liabilities 9
Equity $209B
B3 RWA
$1,587B
Other capital markets
secured financing 5
Capital markets
trading assets 6
$640B
Deposits $1,203B
$B 2Q13
Eligible cash $279
Eligible securities 175
Total HQLA²
$454
$808B
$475B
Note: HoldCo debt included above excl. maturities within 1 year
$B 2Q13
(B3T1C+HoldCo debt+pref) $302
(B3T1C+HoldCo debt+pref)/B3 RWA ~19%
Estimated LCR ratio 118%
6
CP & other borrowed funds
JPMorgan Chase balance sheet – June 30, 2013 ($B)
Assets
Liabilities/Equity
LTD $266B
Long-term debt and equity $475B
$67B secured
$165B senior and structured notes
$34B subordinated debt & TruPS
$11B preferred stock
$151B TCE (excl. goodwill & other intang.)

The mortgage market volume reduction has been dramatic and rapid
Interest rate impacts
Primary and secondary mortgage rates (%) MBA Weekly Application Index: Jan 2013-Aug 2013
Source: Freddie Mac, Bloomberg
Primary and secondary mortgage rates have increased >100 bps since the lows in early 2Q13, driving:
More than 60% reduction in market refinance applications relative to peak in May 2013
2H13 U.S. market originations expected to be down 30-40% versus 1H13
Medium-term profitability challenged by:
Lost revenue from volume
– Purchase volume expected to increase but not to replace lost refinance volume
Compression of revenue margins
– Due to competitive pressures, change in mix and higher secondary rates
Negative operating leverage
– Adjusting capacity of the business will take time
– Addressing fixed costs may take longer
Commentary
Expect 3Q13 and 4Q13 pretax margin to be slightly negative
Maintain TTC Mortgage Production pretax income target guidance of $1.5B+/-
110 bps
102 bps
(64)%
Source: Mortgage Bankers Association
Note: MBA Weekly Application Index data is not seasonally adjusted
+111 bps
7
July-August
mean: 95 bps

Focus on growing purchase market share
Interest rate impacts
Chase purchase market share
Commentary
Increase in rates has reduced the remaining refinance opportunity by >50%
HPI improvement likely to increase eligible population over time
We will continue to invest to capture purchase share
Technology and process improvements
Customer service
Distribution – Retail mortgage bankers and Correspondent
Marketing and brand
Source: Inside Mortgage Finance
1 Households eligible for refinance with offer rate 50 bps lower than the current mortgage rate and credit eligible defined as meets FICO and LTV requirements with no bankruptcy or foreclosure history
8
Chase purchase market share
Increasing mortgage rates
Commentary
Refinance opportunity at July 2013 (households)
1

Firm well-positioned for rising rates
Interest rate impacts
1 As of 6/30/2013. Reflects risk exposure to pretax NII of the Firm's non-market-based business activities (see 2Q13 Form 10-Q disclosure for further discussion on interest rate exposure)
As of June 30, 2013
The Firm is positioned to benefit from rising rates
EaR of $2.1B and $3.7B for a 100 bps and a 200 bps
parallel move, respectively
AOCI/NII relationship for 200 bps parallel rise in market
rates
Would reduce AOCI by incremental ~$15B pre-tax
Would generate cumulative incremental NII of $17B+/-
over 3 years
100
Potential increases in NII relative to the forward curve
10Yr Swap (bps)
No curve change
0
100 200
$2.1B
$2.0B
$0.9B
$1.7B
9
EaR – Simulated net interest income increases
Commentary
$3.7B
1

Simulated impact of a 200 bps parallel rate shock over a three year period
Interest rate impacts
Note: TTC stands for through-the-cycle
Note: Assumes tax rate of 38%
Note: Balance sheet and RWA assumed constant at 2Q13 over the three year simulation period
1 2Q13 annualized not incremental
Incremental to core earnings
As of June 30, 2013
200 bps instantaneous “parallel” shock; immediate AOCI impact
Mortgage production market size/pretax margin: <$1T in year 1; exit year 3 at TTC targets ($1.5T and 65 bps)
The combination of a more normal rate environment with a broader economic recovery would also increase core earnings
Capital impact manageable; additional earnings power significant
10
$B, except where noted
Simulation assumptions
Impact of simulation
2Q13 annualized
Year 1
Cumulative
over 3 years
Change in NII $43.6 $3.7 $17.0+/-
Mortgage Production pretax earnings $2.3 ($0.5)+/- $1.0+/-
Change in Mortgage Production pretax earnings ($2.8)+/- ($6.0)+/-
Pretax earnings
$45.9
$0.9
$11.0
AOCI impact (pretax) ~($15) <($15)
Est. cumulative impact on B3T1C (%) 9.3% ~(0.6)% ~0.0%

Credit quality trends
Credit update
The Firm’s net charge-offs and nonperforming loans are down 83%
6
and 45%
6
, respectively, from peak levels
Adjusted NPLs $15B $8B
NCO rate MB 4 2.70% 1.81% 1.79%
NCO rate Card 5
9.73% 5.44% 3.95%
$7B
0.85%
3.43%
0.10%
(prime)
– 0.50%
(HE)
4.00%
$19.4B LLR, incl. PCI
11
$10B
NCOs by line of business
Strong coverage and reserve position
Strong reserve coverage ratio
1
Card, Merchant Services & Auto
2
1H13 adjusted NCOs exclude CIB net recoveries
3
2012 NPLs are impacted by regulatory guidance issued in the first quarter of 2012 as a result of which the Firm began reporting performing junior liens that are subordinate to nonaccrual senior liens as nonaccrual loans and by regulatory guidance issued in the third quarter of 2012 requiring loans not reaffirmed by the borrower and discharged under Chapter 7 bankruptcy to be reported as nonaccrual loans. For reference, reported NPLs were $14,841mm, $9,993mm,
$10,720mm and $9,734mm for 2010, 2011, 2012 and 1H13, respectively
4
Represents Real Estate Portfolios (“REP”) only
5
Represents Credit Card only; excludes loans held-for-sale
6
Based on peak levels of NCOs and NPLs in 3Q09
3
$13.7B LLR, excl. PCI
$21.9B
$16.2B
$27.3B
CCB
CIB
CB
LLR, ex-PCI
$24B
$12B
$9B
$6B
$7-8B
MB
MB
MB
MB
MB
Card
Card
Card
Card
Card
1
1
1
1
1
2010 2011
2012
Adjusted 1H13
Annualized

TTC guidance
(Investor Day 2013)

Card Services
Credit update
Comments and outlook
Given improved delinquencies, lower volume of new TDR together with portfolio seasoning – expect a $500mm+/- reserve release in 2H13
If delinquencies continue to improve in 2014 – potential incremental reserve releases
Credit card: 0-30 $ roll rate
Source: Internal Chase Data
Note: TDR stands for troubled debt restructuring
Note: Totals may not sum due to rounding
1 Credit card delinquencies prior to January 1, 2010 to principally reflect managed portfolio performance; the dotted part of the line has been adjusted to eliminate impact of legacy payment strategy
TDR portfolio and NCO rates
22.0%
12.1%
Total NCO rate
Potential incremental
reserve releases in
2014
12
1
NCO rate
0-24 25-36 37+
Mar-10 22.9% 13.4% 8.7%
Jun-13 16.4% 8.5% 6.0%
$3.9B
Mar-10
Jun-13

90+ Day Delinquencies, excl. PCI (‘000 units)
Comments and outlook
Delinquencies down 24% since 1Q11
Severities down from ~40% in 3Q11 to ~25% in 2Q13 due to continuing HPI improvements
Total quarterly net charge-offs expected to be at $200mm+/- in 3Q13
If current trends continue, net charge-offs will be at or around these levels in 4Q13
NCI reserve releases expected to be $500mm+/- in 3Q13
Mortgage Banking – Non credit-impaired loans
Credit update
Source: Internal Chase Data
Notes: Reflects Chase owned inventory
Source: Internal Chase Data
Loss severities at initial write-down, excl. PCI

Mortgage Banking – Purchased credit-impaired loans
Credit update
Initial fair value mark reflected $30.5B of estimated
lifetime principal credit losses
Incremental impairments of $5.7B
¹
recorded in the
allowance for loan losses since acquisition
Recent HPI improvements have resulted in a
probable and significant decrease in lifetime loss
estimates
Expect reserve reduction of $750mm+/- in 3Q13
taken through provision expense
We could see additional reserve reductions if HPI
and delinquencies continue to improve
Source: Moody’s July 2013 national HPI assumptions
1 Impairments taken 2009-2011; last impairment 4Q11
As of year-end
2013 2014 2015 2016
4Q11 (31)% (26)% (22)% (19)%
Current (23)   (18)   (15)   (13)
Improvement 8% 8% 7% 6%

HPI assumptions – change from peak Commentary
Changes in HPI since last PCI impairment

2013 Firmwide expense
Primarily
non-Corporate
litigation
1 Excludes Corporate litigation and foreclosure-related matters (“FRM”); includes elevated mortgage expense
$64.7
#1 priority – led by
Operating Committee
Unprecedented efforts
with 23 workstreams,
including:
CCAR
Consent orders
Significant resources
committed to
addressing control and
regulatory agendas
~3,000 people added
across control functions

Control agenda
Firmwide adjusted expense ($B)

Mortgage Banking
Quarterly net charge-offs
– 3Q13: expect $200mm+/-
– 4Q13: at or around these levels, if current trends continue
3Q13 reserve releases
– NCI: expect $500mm+/-
– PCI: expect $750mm+/-
Mortgage Production pretax income
– Expect 3Q13 and 4Q13 pretax margin to be slightly negative
– Maintain TTC target pretax guidance of $1.5B+/-
Card, Merchant Services & Auto
Portfolio improvements – delinquencies and restructured loans
– Expect $500mm+/- reserve release in 2H13
Outlook
3Q13 Markets revenue, excluding DVA, expected to be flat to
down 5% YoY
Expect NII slightly up in 3Q13 vs. 2Q13
Expect FY2013 firmwide adjusted expense of $59.5-$60B
Expect to increase litigation reserves in 3Q13
1 As defined at Investor Day, firmwide adjusted expense excludes Corporate litigation and FRM
Basel III Tier 1 common ratio target of 10-10.5% over time
Firm SLR target of 5.5%+/- over time
Bank SLR target of 6%+ over time
16
Consumer & Community Banking
Corporate & Investment Bank
Firmwide guidance
Capital and leverage
1

Enhancements to Corporate Governance Principles
Directors
Corporate governance announcements
Expect to join the JPM Board in January 2014 after retiring from General Electric
Company at the end of 2013
Experience
General Electric Company (1979-present), including 26 years at GE Capital
Currently: Vice Chairman, General Electric Company
Previously: Chairman and CEO of GE Capital, President and COO of GE
Capital, CEO of GE Commercial Finance
Michael A. Neal
Other Board best practices include:
Lead Independent Director position not rotating on an annual basis
Directors, including the Lead Independent Director, will be available for consultation with major shareholders and other constituencies where appropriate
Executive sessions (without company management) will take place at every regularly scheduled Board meeting
Expect to be elected to the JPM Board on September 16, 2013
Experience
Director, Freddie Mac (2008-2013)
Deputy Head of Risk Management, JPMorgan Chase & Co. (2004-2005)
Chief Risk Management Officer, Bank One Corporation (2001-2004)
– Chair of the Business and Risk Committee
Former Board Member, Risk Management Association
Former Chair, Loan Syndications and Trading Association
Linda B. Bammann
Establishment of a Lead Independent Director role
Lee R. Raymond, formerly Presiding Director, continues as Lead
Independent Director
Responsibilities and authorities of the Lead Director role include:
Authority to call for a Board meeting at any time
Preside over meetings when the CEO is conflicted or absent
Approve the Board agenda for a meeting and may add agenda items
Guide annual performance evaluation of Chairman and CEO
Guide full Board consideration of CEO succession issues
Facilitate communication between the company’s management and independent directors
Meet one-on-one with the CEO after every regularly scheduled Board meeting
Guide full Board consideration of compensation of CEO
Guide annual self-assessment of full Board
Lead Director Other Board Best Practices

Notes on non-GAAP financial measures
Notes

1.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
2.
Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. Return on tangible common equity measures the Firm’s earnings as a percentage of average TCE.
Tangible book value per share represents the TCE divided by the period-end number of common shares. In management’s view, these measures are meaningful to the
Firm, as well as to analysts and investors, in assessing the Firm’s use of equity and in facilitating comparisons with peers.
3.
The Tier 1 common ratio under both Basel I and Basel III are both non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess the Firm's capital position and to compare the Firm's capital to that of other financial services companies. The Basel I Tier 1 common ratio is Tier
1 common capital divided by Basel I risk-weighted assets. Tier 1 common capital is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries, and trust preferred securities. In July 2013, the U.S. Federal Reserve approved the final rule for implementing Basel III in the United States. For further information on Basel I and Basel III, see Regulatory capital on pages 117-119, 60-63, and 42-45 of
JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarters ended June, 30,
2013 and March 31, 2013, respectively.
4.
The impact of DVA is excluded from the calculation of the return on Basel I risk-weighted assets and EPS growth, which are non-GAAP financial measures used by management to assess the underlying performance of the business and for comparability with peers.

Notes on slide 6 – JPMorgan Chase fortress balance sheet
1.
In addition to eligible cash included in High Quality Liquid Assets (“HQLA”), cash balance includes non-
operational deposits with third party banks and float (considered inflows under Basel III LCR), as well as operational cash primarily used for settlement purposes
2.
HQLA is the estimated amount of assets the Firm believes will qualify for inclusion in the Liquidity Coverage Ratio
(“LCR”) based on the Firm’s current understanding of the proposed rules
3.
The Firm has approximately $278 billion of unencumbered marketable securities, such as equity and fixed income securities available to raise liquidity if required
4.
Net of allowance for loan losses
5.
Includes resales, securities borrowed and cash and due from banks from CIB not included in the $808B total cash and unencumbered securities
6.
Includes CIB trading assets and derivatives receivables
7.
Includes other assets, other intangible assets, MSR, premises and equipment, accrued interest and accounts receivable and non-CIB trading assets
8.
Includes trading liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements,
VIEs, other borrowed funds and other liabilities all in CIB and derivatives payable
9.
Includes accounts payable and other liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements and VIEs (excluding CIB)
10.
Loan-to-deposit ratio is based on a gross loans basis
11.
Number of months of pre-funding: the Firm targets pre-funding of the parent holding company to ensure that both contractual and non-contractual obligations can be met for at least 18 months assuming no access to wholesale funding markets
12.
Includes wholesale CP funding and a portion of other borrowed funds, which are unsecured

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties.
Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarters ended
March 31, 2013 and June 30, 2013, which have been filed with the Securities and Exchange
Commission and are available on JPMorgan Chase & Co.’s website
(http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange
Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.